UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-KA

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

GEORGETOWN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	0-51102 (Commission File Number)	20-2107839 (I.R.S. Employer Identification No.)
2 East Main Street, Georgetown, MA 01833
 (Address of principal executive offices)

(978)-352-8600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Auditor.

On August 27, 2010, Georgetown Bancorp, Inc. (the “Company”) filed a Form 8K concerning the dismissal of Wolf & Company, P. C. (“Wolf”) as the Company’s independent registered public accounting firm, effective as of the filing of the Company’s Form 10-K for the year ended June 30, 2010.  The Company’s Form 10-K for the year ended June 30, 2010 was filed on September 28, 2010. Therefore, the dismissal of Wolf was effective on September 28, 2010.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGETOWN BANCORP, INC.
Date: October 4, 2010	By:	\s\ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President, Chief Financial Officer and Treasurer
(Duly Authorized Representative)

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